EXHIBIT 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Upstart Network, Inc. 2950 S. Delaware Street, Suite #410 San Mateo, California 94403

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of Upstart Securitization Trust 2025-4, Asset-Backed Notes. Upstart Network, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Goldman Sachs & Co. LLC (“Goldman” and together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 17, 2025, representatives of Goldman, on behalf of the Company, provided us with a computer generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on October 7, 2025, with respect to 85,440 unsecured consumer loans (the “Statistical Loan File”).  At the Company’s instruction, we randomly selected 250 unsecured consumer loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1. Loan number (for informational purposes only)
2. Origination date
3. Payment amount
4. Maturity date
5. Original principal balance
6. Original loan term
7. Interest rate
8. Annual percentage rate (APR)
9. State of residence (at approval)

10. Annual borrower income (at approval)
11. Current principal balance
12. Current loan status
13. Monthly borrower debt (at approval)
14. Original FICO score
15. Loan grade
16. Debt to income ratio
17. Remaining term (months)

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristic 2. to the corresponding information set forth on or derived from the related “Amortization Schedule;” Characteristics 3. through 7. to the “Promissory Note;” Characteristic 8. to the “Truth in Lending Disclosure;” Characteristics 9. through 12. to the Company’s servicing system (the “Servicing System”); Characteristics 13. and 14. to the “Credit Report” and Characteristic 15. to a query, provided by the Company, on October 21, 2025 from the Company’s origination system (the “Loan Grade Query”).

We compared Characteristic 16. to the product of (A) the quotient of (i) the monthly borrower debt (at approval) (as set forth on the Credit Report) and (ii) the quotient of (a) the annual borrower income (at approval) (as set forth on the Servicing System) and (b) 12 and (B) 100.

We compared Characteristic 17. to the number of months, including the “extended term” (as set forth on the Amortization Schedule), from, but not including, October 7, 2025 through the maturity date (as set forth on the Promissory Note).

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Promissory Note indicated that the borrower “signed electronically.”

For purposes of our comparisons and at your instruction:

•
with respect to our comparison of Characteristic 4., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the maturity date set forth on the Statistical Loan File when compared to the maturity date set forth on the Promissory Note. For these Sample Loans, we were instructed to perform an additional procedure and compare the maturity date set forth on the Statistical Loan File to the maturity date set forth on the Servicing System.  Further, differences of one day are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 10., we were instructed to round the annual borrower income (at approval) (as set forth on the Statistical Loan File) to the nearest dollar; and

•
with respect to our comparison of Characteristic 16., for the Sample Loans indicated in Appendix B, we observed a difference with respect to the debt to income ratio set forth on the Statistical Loan File when compared to the debt to income ratio as determined above. For these Sample Loans, we were instructed to perform an additional procedure and compare the debt to income ratio set forth on the Statistical Loan File to the debt to income ratio set forth on a query from the Company’s servicing system (the “Servicing System Screen Query”).  Further, differences of 0.01 or less are deemed to be “in agreement.”

The loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix C.  Supplemental information is contained on Appendix D.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 10, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 10, 2025.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Loans:

FW4323789
FW4812263
L5163610

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 10, 2025.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 16. for the following Sample Loans:

L5697740
L5539195
L4751759
L4711830
FW5715643
FW5681712
DRB5805804
DRB5761349
DRB5715108
DRB5707311
DRB5413319
DRB5354412
DRB5277098

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 10, 2025.
In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference for maturity date.
2	One difference for debt to income ratio.
3	Two differences for remaining term.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 10, 2025
Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Sample Loan identifier	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	FW5432376	Maturity date	06/10/2030	06/03/2030
2	DRB5277098	Debt to income ratio	25.36	23.96
3	FW5432376	Remaining term	56.1 months	55.9 months
3	L5002006	Remaining term	52.0 months	51.9 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.